Update: RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., Announces
Non-Transferable Rights Offering for Common and Preferred Stock

West Palm Beach, FL– November 1, 2024 -- As announced in a press release dated October 21, 2024 (the “Prior Announcement”), the Board of Directors of the RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) (NYSE: OPP) has authorized and set the terms of an offering to the Fund’s stockholders of inseparable non-transferable rights to purchase additional shares of common stock and newly issued 6.00%, 3-Year Term, Series C Term Preferred Stock (the “Series C Preferred Stock”) of the Fund.

Details of the Fund’s offering can be found in the prospectus supplement, dated October 30, 2024. The prospectus supplement can be found on the Securities and Exchange Commission’s (“SEC”) Edgar website at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001678130/000139834424019690/fp0090848-1_424b2ixbrl.htm.

Please remember that the record date for shareholders to be eligible to participate in the offer is November 5, 2024.

For further information please contact CEF@rivernorth.com or call 800-646-0148.

As detailed in the Prior Announcement, in this offering, the Fund will issue non-transferable subscription rights (“Rights”) to its stockholders of record as of November 5, 2024 (the “Record Date” and such stockholders “Record Date Stockholders”) allowing the holder to subscribe for new shares of common stock and Series C Preferred Stock of the Fund (the “Primary Subscription”). Record Date Stockholders will receive one Right for each share of common stock held on the Record Date. For every six Rights held, a holder of Rights may buy two new shares of common stock and one new share of Series C Preferred Stock of the Fund. The number of Rights to be issued to a Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by six. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, new common and preferred shares may be purchased only pursuant to the exercise of Rights in integral multiples of six.

The shares of common stock issued as a result of the rights offering will not be record date shares for the Fund’s monthly distributions to be paid in October or November 2024 and therefore will not be entitled to those distributions. The shares of preferred stock issued will not be record dates shares for the preferred distributions to be paid in November 2024.

Record Date Stockholders who fully exercise their Rights will be entitled to subscribe for additional shares of common stock and Series C Preferred Stock (“Over-Subscription Shares”), subject to the limitations set forth in the prospectus supplement. The Over-Subscription Shares will be allocated pro rata to stockholders who over-subscribe based on the number of Rights originally issued to them. The Fund may increase the number of shares of common stock and Series C Preferred Stock subject to subscription by up to 50% of the shares available pursuant to the Primary Subscription. The Rights are non-transferable and, therefore, may not be purchased or sold. The shares of common stock and Series C Preferred Stock issued pursuant to the rights offering will be listed on the New York Stock Exchange (“NYSE”) under the tickers: OPP, and OPPPRC, respectively.

The subscription price per share of common stock will be determined based upon a formula that will be no less than equal to 90% of the reported net asset value or 95% of the market price per share of common stock, whichever is higher on the Expiration Date (as defined below). The market price per share of common stock will be determined based on the average of the last reported sales price of a share of common stock on the NYSE for the five trading days preceding (and not including) the Expiration Date. The subscription price of Series C Preferred Stock will be $10 per share. The subscription period will expire at 5:00 p.m., Eastern Time, on November 25, 2024, unless extended by the Board (the “Expiration Date”).

The rights offering will be made pursuant to the Fund’s currently effective shelf registration statement on file with the SEC, which continues to be effective through November 10, 2024. While the Fund’s currently effective shelf will technically expire during the rights offering, the Fund has filed a replacement shelf registration statement, which will extend the Fund’s ability to utilize the existing shelf through the completion of the rights offering. The rights offering will be made only by means of a prospectus supplement and accompanying prospectus. A final prospectus supplement and accompanying prospectus will be filed with the SEC but has not been filed as of the date of this release. The Company expects to mail subscription certificates evidencing the subscription rights and a copy of the prospectus supplement and accompanying prospectus for the rights offering shortly following the Record Date. These securities described in this release may not be sold nor may offers to purchase be accepted prior to the time the prospectus supplement and accompanying prospectus are filed with the SEC.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

The investment objective of the Fund is current income and overall total return. The Fund had approximately $341 million of total managed assets1 and 23.0 million shares of common stock outstanding as of September 30, 2024.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the shares of common stock, you should consider the risks as well as the other information in the prospectus.

Past performance is no guarantee of future results.

Investors should consider the Fund's investment objective, risks, charges, and expenses carefully before investing. The prospectus should be read carefully before investing. For more information, please read the prospectus, call your financial professional or call 844.569.4750.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

[1]	Managed Assets includes assets attributable to leverage and investments in affiliated funds.

Not FDIC Insured | May Lose Value | No Bank Guarantee
ALPS Distributors, Inc. is the FINRA Member Firm.
RiverNorth® is a registered trademark of RiverNorth Capital Management, LLC.
©2000-2024 RiverNorth Capital Management, LLC. All rights reserved.
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